NOTICE OF WITHDRAWAL OF TENDER

                             Regarding Interests in

                       TORREY U.S. STRATEGY PARTNERS, LLC

                   Tendered Pursuant to the Offer to Purchase
                             Dated November 9, 2004

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                   The Offer and withdrawal rights will expire
                    at, and this Notice of Withdrawal must be
        received by the Fund by 12:00 midnight, Eastern Standard Time, on
                 December 7, 2004, unless the Offer is extended.
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        Complete this Notice of Withdrawal and Return by Mail or Fax to:

                             Torrey Associates, LLC

                                 505 Park Avenue
                                   Fifth Floor
                            New York, New York 10022
                               Fax: (212) 644-8333

                           For additional information:
                              Phone: (212) 644-7800

Ladies and Gentlemen:

          The undersigned wishes to withdraw the tender of its limited liability company interest in Torrey U.S. Strategy Partners, LLC (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated
_____________________.

This tender was in the amount of:

          |_|  Entire limited liability company interest.

          |_| Portion of limited liability company interest expressed as a specific dollar value. $___________

          |_| Portion of limited liability company interest in excess of the Required Minimum Balance.

          The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Fund (or portion of the interest) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

Signature(s).

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For Individual Investors                 For Other Investors:
and Joint Tenants:

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Signature                                Print Name of Investor
(Signature of Owner(s) Exactly as
Appeared on Investor Certification)

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Print Name of Investor                   Signature
                                         (Signature of Owner(s) Exactly as
                                         Appeared on Investor Certification)

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Joint Tenant Signature if necessary      Print Name of Signatory and Title
(Signature of Owner(s) Exactly as
Appeared on Investor Certification)

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Print Name of Joint Tenant               Co-signatory if necessary
                                         (Signature of Owner(s) Exactly as
                                         Appeared on Investor Certification)

                                         ------------------------------------
                                         Print Name and Title of Co-signatory
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Date: ____________________

80350.0166 #523844